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                                                                   EXHIBIT 10.16

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                               DIGIRAD CORPORATION

                                                  Date of Issuance - ___________

                            Void after ______________

         Digirad Corporation, a Delaware corporation (the "COMPANY"), hereby certifies that, for value received _____________ (including any successors and assigns, the "HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company at any time, subject to Section 2.3 herein, before 5:00 PM Pacific time on ________________ (the "EXPIRATION DATE") up to _____________ (_________) fully paid and nonassessable shares of Common Stock of the Company, subject to adjustment as provided herein (the "WARRANT SHARES"). The purchase price per share of such Common Stock upon exercise of this Warrant shall be $________ (the "PURCHASE PRICE"), subject to adjustment as provided herein.

         1. INITIAL EXERCISE DATE; EXPIRATION. Subject to Section 2.3 herein, this Warrant may be exercised by the Holder at any time or from time to time before 5:00 PM, Pacific time, on ______________ (the "EXERCISE PERIOD") for that number of Warrant Shares set forth in Section 2.2 below.

         2.       EXERCISE OF WARRANT; NUMBER OF WARRANT SHARES; TERMINATION.

                  2.1 EXERCISE OF WARRANT; PARTIAL EXERCISE. This Warrant may be exercised in full or in part by the Holder by surrender of this Warrant, together with the form of subscription attached hereto as Schedule 1, duly executed by the Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the Purchase Price of the shares of Common Stock to be purchased hereunder in an amount equal to such Purchase Price. For any partial exercise hereof, the Holder shall designate in a subscription in the form of Schedule 1 attached hereto delivered to the Company the number of shares of Common Stock that it wishes to purchase. On any such partial exercise, the Company at its expense shall forthwith issue and deliver to the Holder a new warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock represented by this Warrant which have not been purchased upon such

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exercise.

                  2.2 NUMBER OF WARRANT SHARES. Subject to adjustment as hereinafter provided, as of the Date of Issuance, the rights represented by this Warrant are immediately exercisable for __________ shares of Common Stock of the Company.

                  2.3 TERMINATION OF THE WARRANT UPON A CORPORATE TRANSACTION. Immediately following a Corporate Transaction (as hereinafter defined), this Warrant shall terminate and cease to be outstanding, provided that written notice has been given to the Holder at least 20 days prior to the occurrence of the Corporate Transaction. For the purposes of this Warrant, "Corporate Transaction" shall mean: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

         3.       NET ISSUANCE.

                  3.1 RIGHT TO CONVERT. The Holder shall have the right to convert this Warrant or any portion thereof (the "CONVERSION RIGHT") into shares of Common Stock as provided in this Section 3 at any time or from time to time during the Exercise Period. Upon exercise of the Conversion Right with respect to a particular number of shares subject to the Warrant (the "CONVERTED WARRANT SHARES"), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable shares of Common Stock computed using the following formula:

         X = Y (A - B)
             ----------
                  A

         Where       X =   the number of shares of Common Stock to be delivered
                           to the Holder

                     Y =   the number of Converted Warrant Shares

                     A = the fair market value of one share of the Company's Common Stock on the Conversion Date (as defined below)

                     B = the Purchase Price (as adjusted through the Conversion Date)

The Conversion Right may only be exercised with respect to a whole number of shares subject to the Warrant. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as defined below). Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of the Warrant.

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                  3.2  METHOD OF EXERCISE. The Conversion Right may be
exercised by the Holder by the surrender of the Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the total number of shares under the Warrant that the Holder is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Company of the Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "CONVERSION DATE"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder promptly following the Conversion Date.

                  3.3 DETERMINATION OF FAIR MARKET VALUE. For purposes of this Section 3, fair market value of a share of Common Stock on the Conversion Date shall mean:

                           (1)      If traded on a stock exchange, the fair
market value of the Common Stock shall be deemed to be the average of the closing selling prices of the Common Stock on the stock exchange determined by the Board to be the primary market for the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to the Conversion Date, as such prices are officially quoted in the composite tape of transactions on such exchange;

                           (2)      If traded over-the-counter, the fair market
value of the Common Stock shall be deemed to be the average of the closing bid prices (or, if such information is available, the closing selling prices) of the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to the Conversion Date, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system; and

                           (3)      If there is no public market for the Common
Stock, then the fair market value shall be determined in good faith by the Board of Directors of the Company.

         4. WHEN EXERCISE EFFECTIVE. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in Section 2.1, and at such time the person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise, as provided in Section 5, shall be deemed to be the record holder of such Common Stock for all purposes.

         5. DELIVERY ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct, a certificate or certificates for the number of fully paid and nonassessable full shares of Common Stock to which the Holder shall be entitled on such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the current market value of one full share of Common Stock as determined in good faith by the Board of Directors.

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         6.       ADJUSTMENTS. The number and kind of shares of Common Stock
(or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  6.1 DIVIDENDS, DISTRIBUTIONS, STOCK SPLITS OR COMBINATIONS. If the Company shall at any time or from time to time after the date hereof (a) make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of common or preferred stock (as the case may be), (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock or (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then and in each such event the Purchase Price then in effect and the number of shares issuable upon exercise of this Warrant shall be appropriately adjusted.

                  6.2 RECLASSIFICATION OR REORGANIZATION. If the Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in Section 6.1 above, or pursuant to a Corporate Transaction), then and in each such event the Holder shall be entitled to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, to which a holder of the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, reclassification or other change, all subject to further adjustment as provided herein.

                  6.3 NOTICE OF ADJUSTMENTS AND RECORD DATES. The Company shall promptly notify the Holder in writing of each adjustment or readjustment of the Purchase Price and the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based. In the event of any taking by the Company of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall notify Holder in writing of such record date at least twenty (20) days prior to the date specified therein.

                  6.4 WHEN ADJUSTMENTS TO BE MADE. No adjustment in the Purchase Price shall be required by this Section 6 if such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of less than 1% in such price. Any adjustment representing a change of less than such minimum amount which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 6 and not previously made, would result in a minimum adjustment. Notwithstanding the foregoing, any adjustment carried forward shall be made no later than ten business days prior to the Expiration Date. All calculations under this Section 6.4 shall be made to the nearest cent. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

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                  6.5  CERTAIN OTHER EVENTS. If any change in the outstanding
Common Stock of the Company or any other event occurs as to which the other provisions of this Section 6 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Purchase Price the total number, class and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

         7. REPLACEMENT OF WARRANTS. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

         8. NO RIGHTS OR LIABILITY AS A STOCKHOLDER. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder as a shareholder of the Company.

         9.       REPRESENTATIONS OF HOLDER.

         The Holder hereby represents, covenants and acknowledges to the Company that:

                           (1)      this Warrant and the Warrant Shares are
"restricted securities" as such term is used in the rules and regulations under the Act and that such securities have not been and will not be registered under the Act or any state securities law, and that such securities must be held indefinitely unless a transfer can be made pursuant to appropriate exemptions;

                           (2)      the Holder has read, and fully understands,
the terms of this Warrant set forth on its face and the attachments hereto, including the restrictions on transfer contained herein;

                           (3)      the Holder is purchasing for investment for
its own account and not with a view to or for sale in connection with any distribution of this Warrant or the Warrant Shares and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws;

                           (4)      the Holder is an "accredited investor"
within the meaning of paragraph (a) of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission (the "Commission") and an "excluded purchaser" within the meaning of Section 25102(f) of the California Corporate Securities Law of 1968; and

                           (5)      the Holder (i) has received all information
the Holder has

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requested from the Company and considers necessary or appropriate for deciding whether to acquire this Warrant, (ii) has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of this Warrant and to obtain any additional information necessary to verify the accuracy of the information given to the Holder, and (iii) has such knowledge and experience in financial and business matters such that the Holder is capable of evaluating the merits and risks of the investment in this Warrant.

         10.      MISCELLANEOUS.

                  10.1 TRANSFER OF WARRANT. This Warrant shall not be transferable or assignable by the Holder without the express written consent of the Company.

                  10.2 NOTICES. Any notice required or permitted under this Warrant shall be in writing and shall be hand delivered, sent by facsimile or other electronic medium, or mailed, postage prepaid, to the Company or to the Holder at the address set forth below on the signature page to this Warrant or to such other address as may be furnished in writing to the other party hereto.

                  10.3 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

                  10.4 AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any other term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

                  10.5 SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  10.6 GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the undersigned have caused this Warrant to be executed by its officers thereunto duly authorized.

                                              DIGIRAD CORPORATION


                                              By:      ________________________



                                    Address:  9350 Trade Place
                                              San Diego, CA  92126-6334





                                            HOLDER:

                                            -----------------------------------
                                   Address:
                                            -----------------------------------

                                            -----------------------------------



               [SIGNATURE PAGE TO WARRANT OF DIGIRAD CORPORATION]



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                                   SCHEDULE 1

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)



To:      Digirad Corporation


         The undersigned, the holder of the Warrant attached hereto, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _______* shares of common stock of Digirad Corporation, and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ____________________, whose address is _____________________________.



                                       ---------------------------------------
                                       (Signature must conform in all respects
                                       to name of the Holder as specified on
                                       the face of the Warrant)


                                       ---------------------------------------
                                                   (Print Name)


                                       ---------------------------------------
                                                     (Address)

Dated:
       ----------------------


----------------

* Insert here the number of shares as to which the Warrant is being exercised.



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                           SCHEDULE OF WARRANTHOLDERS


Date         Warrantholder                            Price   Number of Shares
----         -------------                            -----   ----------------
11/14/00     Cardiovascular Consultants               $1.50        10,000
11/14/00     Robert McKenzie                          $3.04           500
01/04/01     Stephen A. McAdams                       $1.50        10,000
01/04/01     John C. Whitham                          $1.50        10,000
01/26/01     Oklahoma Cardiovascular Associates       $2.00        20,000
03/01/01     Stephen A. McAdams                       $3.04         5,000
03/01/01     John C. Whitman                          $3.04         5,000
03/28/01     Stephen A. McAdams                       $3.04        10,000
03/28/01     John C. Whithman                         $3.04        10,000
05/15/01     Stephen A. McAdams                       $3.04         5,000
05/15/01     John C. Whitham                          $3.04         5,000
05/15/01     Austin Heart                             $3.04        10,000
07/19/01     Stephen A. McAdams                       $3.04        50,000
07/19/01     John C. Whitham                          $3.04        50,000